POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Priya Abani, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Priya Abani
Priya Abani

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Samuel R. Bright, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Samuel R. Bright
Samuel R. Bright

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Jason E. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 11, 2025	/s/ Jason E. Brown
Jason E. Brown

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Jeffrey R. Brown
Jeffrey R. Brown

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Angel Cabrera, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Angel Cabrera
Angel Cabrera

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ James R. Chambers
James R. Chambers

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Thasunda Brown Duckett, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Thasunda Brown Duckett
Thasunda Brown Duckett

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Michael R. Fanning, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Michael R. Fanning
Michael R. Fanning

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Lisa W. Hess
Lisa W. Hess

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Edward M. Hundert, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Edward M. Hundert
Edward M. Hundert

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Gina L. Loften, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Gina L. Loften
Gina L. Loften

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Ramona E. Romero, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Ramona E. Romero
Ramona E. Romero

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ Kim M. Sharan
Kim M. Sharan

POWER OF ATTORNEY

With Respect to

Teachers Insurance and Annuity Association

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

KNOW ALL BY THESE PRESENTS, that La June Montgomery Tabron, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America (“TIAA”), whose signature appears below, appoints Derek Dorn, Sonya Assan, Deirdre Hykal, Aneal Krishnamurthy, Judy Bartlett, or John Piller, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to take all actions which are necessary in connection with the products listed below in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any initial registration statement and pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA SEPARATE ACCOUNT VA-5	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity
Personal Annuity Select Individual Deferred Variable Annuity
Single Premium Immediate Annuity
Intelligent Variable Annuity

TIAA SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy
Last Survivor Flexible Premium VUL Policy
Intelligent Life Individual Flexible Premium VUL Policy
Intelligent Life Survivorship VUL Policy

TIAA- SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy
M Intelligent Flexible Premium Last Survivor VUL Policy

TIAA SEPARATE ACCOUNT MVA-1	N/A

TIAA Investment Horizon Annuity Individual Flexible
Premium Modified Guaranteed Annuity Contract

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: December 10, 2025	/s/ La June Montgomery Tabron
La June Montgomery Tabron